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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07324

Gardner Lewis Investment Trust
(Exact name of registrant as specified in charter)

285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip code)

CT Corporation System, 155 Federal Street, Suite 700 Boston, MA 02110
(Name and address of agent for service)

With a copy to:

Patrica M. Plavko	John H. Lively
Ultimus Fund Solutions, LLC	The Law Offices of John H. Lively & Associates, Inc.
225 Pictoria Drive, Suite 450	A Member Firm of the 1940 Act Law Group
Cincinnati, Ohio 45246	11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant's telephone number, including area code:	(610) 558-2800

Date of fiscal year end:	October 31, 2015

Date of reporting period:	October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Chesapeake Core Growth Fund Annual Report October 31, 2015
Investment Advisor Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 www.chesapeakefunds.com	Administrator Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Core Growth Fund Management Discussion of Fund Performance	December 18, 2015

Market Environment: The fiscal year ended 2015 was a challenging year for U.S. equity markets, yielding modest results amidst a return of volatility. The overhang of a looming Fed interest rate decision, a decline in commodity prices, specifically oil, and emerging market weakness led by a China correction weighed on markets throughout the year.

U.S. equity investors enjoyed gains in the early part of the year, with the S&P 500 Index hitting an all-time high in May. However, oil prices declined sharply beginning in July, negatively affecting energy sector companies and ushering in volatility in the broader market that also spilled over into the high yield corporate bond market. Sluggish global growth and ample cash on corporate balance sheets combined to fuel an ongoing wave of consolidation with U.S. targeted M&A reaching a half-year record high of $1.03 trillion in the first half of 2015.

Outlook: We remain concerned about emerging market contraction and potential fears of a global recession. With that being said, we remain focused on the fundamentals of U.S. companies and are constructive on our outlook for domestic markets. With a more settled path from the Fed on a gradual rate rise, and continued firming in the employment market, we expect positive, albeit modest growth. A strong dollar will prove to be somewhat of a headwind, but a manageable one given the resiliency of U.S. market fundamentals.

Apart from the fertile M&A landscape, we feel companies that continue to reshape the technology, mobile communications, retail, and advertising landscapes in new and interesting ways, while building sustainable competitive advantages in large and growing end-markets, are best prepared to compete in this ever-changing environment. We continue to believe that a portfolio of compelling companies and “industry disruptors” presents the best chance for outperformance in any season or market environment.

Portfolio Review: The total return for The Chesapeake Growth Fund (the “Fund”) for the fiscal year ended October 31, 2015 was +10.00% (CHCGX), versus 5.20% for the S&P 500 Total Return Index.

1

The following table breaks out the holdings of the Fund by economic sector and compares 2014 and 2015 fiscal year-end holdings to those of the Fund’s benchmark, the S&P 500 Total Return Index (the “S&P 500”).

Economic Sector	S&P 500 10/31/2014	Fund 10/31/2014	S&P 500 10/31/2015	Fund 10/31/2015
Consumer Discretionary	12%	22%	13%	27%
Consumer Staples	9%	6%	10%	3%
Energy	9%	7%	7%	5%
Financials	17%	14%	16%	14%
Health Care	14%	11%	15%	7%
Industrials	10%	3%	10%	5%
Information Technology	19%	26%	21%	26%
Materials	3%	3%	3%	0%
Telecommunication Services	3%	0%	2%	0%
Utilities	3%	0%	3%	0%

The most significant sector shifts in the Fund during the fiscal year included a decrease in Health Care, Consumer Staples, and Materials, and an increase in Consumer Discretionary and Industrials.

During the Fund’s fiscal year, Consumer Discretionary and Consumer Staples provided the largest positive contributions to overall returns. Materials and Telecommunication Services provided the least positive contribution to the fiscal year, and the Energy sector was the only detractor.

The Fund’s most significant contributors to gains this fiscal year were Amazon.com, Inc. (consumer discretionary), Facebook, Inc. (information technology), Humana, Inc. (health care), Alphabet, Inc. (formerly Google; information technology), and Apple, Inc. (information technology).

The principal detractors were LendingClub Corp. (financial), EOG Resources, Inc. (energy), Scripps Networks Interactive, Inc. (consumer discretionary), Gilead Sciences, Inc. (health care), and Liberty Broadband Corp. (consumer discretionary).

Sincerely,

W. Whitfield Gardner

2

The performance information quoted above represents past performance and past performance does not guarantee future results. The return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee reductions and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

3

The Chesapeake Core Growth Fund

Comparison of the Change in Value of a $10,000 Investment
in The Chesapeake Core Growth Fund and the S&P 500® Total Return Index*
(Unaudited)

Average Annual Total Returns(a) (for periods ended October 31, 2015)
	1 Year	5 Years	10 Years
The Chesapeake Core Growth Fund	10.00%	12.28%	4.88%
S&P 500® Total Return Index*	5.20%	14.33%	7.85%

*

The S&P 500® Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500® Index. The Index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

4

The Chesapeake Core Growth Fund

The Chesapeake Core Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2015 (Unaudited)

Top Ten Equity Holdings
October 31, 2015 (Unaudited)

Security Description	% of Net Assets
Apple, Inc.	6.5%
Humana, Inc.	4.7%
Alphabet, Inc. - Class C	4.7%
Facebook, Inc. - Class A	4.5%
salesforce.com, inc.	4.4%
EOG Resources, Inc.	4.4%
Amazon.com, Inc.	4.3%
Bank of America Corp.	4.1%
Citigroup, Inc.	4.1%
MasterCard, Inc. - Class A	3.2%

5

The Chesapeake Core Growth Fund Schedule of Investments October 31, 2015

Common Stocks — 87.6%	Shares	Value
Consumer Discretionary — 26.5%
Hotels, Restaurants & Leisure — 1.5%
Starbucks Corp.	6,695	$418,906

Internet & Catalog Retail — 5.8%
Amazon.com, Inc. *	1,916	1,199,224
Priceline Group, Inc. (The) *	281	408,642
		1,607,866
Media — 12.7%
Liberty Broadband Corp. - Series A *	2,330	127,125
Liberty Broadband Corp. - Series C *	3,017	162,224
Liberty Global plc - Class A *	13,520	601,910
Liberty Media Corp. - Series A *	12,385	504,813
Liberty Media Corp. - Series C *	12,070	472,541
Scripps Networks Interactive, Inc. - Class A	6,784	407,583
Time Warner, Inc.	8,016	603,925
Walt Disney Co. (The)	5,838	664,014
		3,544,135
Multi-line Retail — 1.6%
Nordstrom, Inc.	6,836	445,775

Specialty Retail — 4.9%
Restoration Hardware Holdings, Inc. *	6,496	669,673
TJX Cos., Inc. (The)	9,287	679,715
		1,349,388
Consumer Staples — 2.7%
Food & Staples Retailing — 2.7%
Costco Wholesale Corp.	4,815	761,348

Energy — 5.3%
Oil, Gas & Consumable Fuels — 5.3%
EOG Resources, Inc.	14,256	1,223,878
Pioneer Natural Resources Co.	1,915	262,623
		1,486,501
Financials — 14.2%
Banks — 8.2%
Bank of America Corp.	68,015	1,141,292
Citigroup, Inc.	21,394	1,137,519
		2,278,811
Capital Markets — 1.2%
Goldman Sachs Group, Inc. (The)	1,785	334,687

6

The Chesapeake Core Growth Fund Schedule of Investments (Continued)

Common Stocks — 87.6% (Continued)	Shares	Value
Financials — 14.2% (Continued)
Diversified Financial Services — 3.2%
MasterCard, Inc. - Class A	9,085	$899,324

Real Estate Investment Trusts (REITs) — 1.6%
Crown Castle International Corp.	5,035	430,291

Health Care — 7.2%
Biotechnology — 1.4%
Vertex Pharmaceuticals, Inc. *	3,050	380,457

Health Care Providers & Services — 4.7%
Humana, Inc.	7,393	1,320,612

Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co.	4,700	309,965

Industrials — 5.4%
Aerospace & Defense — 2.2%
Boeing Co. (The)	4,036	597,610

Industrial Conglomerates — 2.0%
General Electric Co.	19,206	555,438

Road & Rail — 1.2%
Old Dominion Freight Line, Inc. *	5,600	346,864

Information Technology — 26.3%
Internet Software & Services — 12.4%
Alibaba Group Holdings Ltd. - ADR *	3,475	291,309
Alphabet, Inc. - Class C *	1,840	1,307,891
Facebook, Inc. - Class A *	12,290	1,253,211
PayPal Holdings, Inc. *	16,532	595,317
		3,447,728
Semiconductors & Semiconductor Equipment — 1.4%
ARM Holdings plc - ADR	8,472	401,827

Software — 6.0%
salesforce.com, inc. *	15,905	1,235,978
Splunk, Inc. *	7,475	419,796
		1,655,774
Technology Hardware, Storage & Peripherals — 6.5%
Apple, Inc.	15,200	1,816,400

Total Common Stocks (Cost $16,999,650)		$24,389,707

7

The Chesapeake Core Growth Fund Schedule of Investments (Continued)

Money Market Funds — 12.8%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (a)	1,777,356	$1,777,356
Fidelity Institutional Money Market Portfolio - Class I, 0.12% (a)	1,777,357	1,777,357
Total Money Market Funds (Cost $3,554,713)		$3,554,713

Total Investments at Value — 100.4% (Cost $20,554,363)		$27,944,420

Liabilities in Excess of Other Assets — (0.4%)		(100,578)

Total Net Assets — 100.0%		$27,843,842

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of October 31, 2015.

See accompanying notes to financial statements.

8

The Chesapeake Core Growth Fund Statement of Assets and Liabilities October 31, 2015

ASSETS
Investments in securities:
At acquisition cost	$20,554,363
At value (Note 2)	$27,944,420
Dividends receivable	2,742
Receivable for investment securities sold	25,878
Other assets	9,285
TOTAL ASSETS	27,982,325

LIABILITIES
Payable for investment securities purchased	81,628
Payable to Advisor (Note 5)	22,855
Accrued compliance service fees (Note 5)	3,275
Accrued distribution and service plan fees (Note 5)	2,874
Payable to administrator (Note 5)	4,750
Accrued Trustees’ fees (Note 4)	3,333
Other accrued expenses	19,768
TOTAL LIABILITIES	138,483

NET ASSETS	$27,843,842

Net assets consist of:
Paid-in capital	$167,754,596
Accumulated net investment loss	(230,477)
Accumulated net realized losses from security transactions	(147,070,334)
Net unrealized appreciation on investments	7,390,057
NET ASSETS	$27,843,842

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,086,009

Net asset value, offering price and redemption price per share (Note 2)	$25.64

See accompanying notes to financial statements.

9

The Chesapeake Core Growth Fund Statement of Operations For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$245,515
Foreign withholding taxes on dividends	(164)
TOTAL INVESTMENT INCOME	245,351

EXPENSES
Investment advisory fees (Note 5)	272,087
Administration fees (Note 5)	55,500
Compliance service fees (Note 5)	39,183
Distribution and service plan fees (Note 5)	35,486
Professional fees	29,279
Registration and filing fees	19,396
Trustees’ fees (Note 4)	14,800
Shareholder account maintenance fees	14,267
Custodian and bank service fees	8,254
Postage and supplies	7,273
Reports to shareholders	6,477
Insurance expense	5,548
Other expenses	8,042
TOTAL EXPENSES	515,592

NET INVESTMENT LOSS	(270,241)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	3,928,810
Net change in unrealized appreciation/(depreciation) on investments	(1,050,315)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,878,495

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,608,254

See accompanying notes to financial statements.

10

The Chesapeake Core Growth Fund Statements of Changes in Net Assets

	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS
Net investment loss	$(270,241)	$(312,129)
Net realized gains from security transactions	3,928,810	3,420,945
Net change in unrealized appreciation/(depreciation) on investments	(1,050,315)	772,343
Net increase in net assets resulting from operations	2,608,254	3,881,159

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	349,368	1,093,410
Payments for shares redeemed	(2,888,787)	(3,638,431)
Net decrease in net assets from capital share transactions	(2,539,419)	(2,545,021)

TOTAL INCREASE IN NET ASSETS	68,835	1,336,138

NET ASSETS
Beginning of year	27,775,007	26,438,869
End of year	$27,843,842	$27,775,007

ACCUMULATED NET INVESTMENT LOSS	$(230,477)	$(281,210)

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	14,289	50,915
Shares redeemed	(120,019)	(167,660)
Net decrease in shares outstanding	(105,730)	(116,745)
Shares outstanding, beginning of year	1,191,739	1,308,484
Shares outstanding, end of year	1,086,009	1,191,739

See accompanying notes to financial statements.

11

The Chesapeake Core Growth Fund Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2015	2014	2013	2012		2011
Net asset value at beginning of year	$23.31	$20.21	$15.67	$14.23		$14.37

Income (loss) from investment operations:
Net investment loss	(0.27)	(0.28)	(0.21)	(0.22)		(0.23)
Net realized and unrealized gains on investments	2.60	3.38	4.75	1.66		0.09
Total from investment operations	2.33	3.10	4.54	1.44		(0.14)

Net asset value at end of year	$25.64	$23.31	$20.21	$15.67		$14.23

Total return (a)	10.00%	15.34%	28.97%	10.12%		(0.97%)

Net assets at end of year (000’s)	$27,844	$27,775	$26,439	$26,651		$87,477

Ratio of total expenses to average net assets	1.89%	1.94%	2.02%	1.87	%(b)	1.58	%(b)

Ratio of net expenses to average net assets (Note 5)	1.89%	1.94%	2.02%	1.67%		1.39%

Ratio of net investment loss to average net assets	(0.99%)	(1.15%)	(1.04%)	(0.86%)		(0.64%)

Portfolio turnover rate	65%	49%	48%	35%		74%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

Ratios were determined based on expenses prior to any reductions or refunds of advisory fees or distribution and service fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

See accompanying notes to financial statements.

12

The Chesapeake Core Growth Fund Notes to Financial Statements October 31, 2015

1. Organization

The Chesapeake Core Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940. Other series of the Trust are not incorporated in this report. The Fund commenced operations on September 29, 1997.

The investment objective of the Fund is to seek capital appreciation.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

The following is a list of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Board of Trustees of the Trust (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

13

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$24,389,707	—	—	$24,389,707
Money Market Funds	3,554,713	—	—	3,554,713
Total	$27,944,420	—	—	$27,944,420

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2015, the Fund did not have any transfers into and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, minus liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

14

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. There were no distributions paid to shareholders during the years ended October 31, 2015 and 2014.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2015:

Cost of portfolio investments	$21,036,988
Gross unrealized appreciation	$7,331,544
Gross unrealized depreciation	(424,112)
Net unrealized appreciation	6,907,432
Qualified late year ordinary losses	(230,477)
Capital loss carryforwards	(146,587,709)
Accumulated deficit	$(139,910,754)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

15

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

Net qualified late year losses, incurred after December 31, 2014 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended October 31, 2015, the Fund intends to defer $230,477 of late year ordinary losses to November 1, 2015 for federal tax purposes.

For the year ended October 31, 2015, the Fund reclassified $320,974 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

During the year ended October 31, 2015, the Fund utilized capital loss carryforwards of $3,882,475 to offset current year realized gains.

As of October 31, 2015, the Fund had the following short-term capital loss carryforwards for federal income tax purposes:

Amount	Expires October 31,
$119,580,462	2017
27,007,247	2018
$146,587,709

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Given the current size of the Fund, it is highly uncertain that the Fund will be able to fully utilize some of its capital loss carryforwards prior to their expiration.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (October 31, 2012 through October 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended October 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $16,282,761 and $19,841,039, respectively.

16

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

4. Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, and certain officers are affiliated with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund. In addition, the Fund pays each such non-interested Trustee $600 for attendance at each Board meeting, either in person or by telephone, plus reimbursement of any travel and other expenses incurred in attending meetings.

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust. The Fund bears a proportionate share of this fee based on an allocation approved by the Board.

OTHER SERVICE PROVIDERS

Pursuant to servicing agreements between the Trust and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. The Fund pays Ultimus fees in accordance with the agreements for its services. In addition, each Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AND SERVICE FEES

The Trust has adopted a distribution plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended October 31, 2015, the Fund incurred $35,486 in distribution and service fees under the Rule 12b-1 Plan.

17

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD receives compensation from the Trust for such services, of which the Fund pays its proportionate share pursuant to the Rule 12b-1 Plan discussed above.

6. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or companies within the sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of October 31, 2015, the Fund had 26.5% and 26.3% of the value of its net assets invested in stocks within the Consumer Discretionary and Information Technology sectors, respectively.

7. Contingencies and Commitments

The Trust indemnifies its officers and Trustees for certain liabilities that might arise from their performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Trust, with respect to the Fund, under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

18

The Chesapeake Core Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gardner Lewis Investment Trust
and the Shareholders of Chesapeake Core Growth Fund

We have audited the accompanying statement of assets and liabilities of Chesapeake Core Growth Fund (the “Fund”), a series of shares of beneficial interest in Gardner Lewis Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chesapeake Core Growth Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 28, 2015

19

The Chesapeake Core Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2015) and held until the end of the period (October 31, 2015).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

20

The Chesapeake Core Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,051.70	$9.77
Based on Hypothetical 5% Return	$1,000.00	$1,015.68	$9.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.89% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

21

The Chesapeake Core Growth Fund Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 82) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2

Mr. Brinson serves as an Independent Trustee of the following: Hillman Capital Management Investment Trust for the one series of that Trust; and Centaur Mutual Funds Trust (formerly Tilson Investment Trust) for the one series of that Trust (all registered investment companies). He previously served as an Independent Trustee of Brown Capital Management Funds from 1990 to 2014, Starboard Investment Trust from 2009 to 2014 and DGHM Investment Trust from 2007 to 2013 (each a registered investment company).

22

The Chesapeake Core Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Theo H. Pitt, Jr. (age 79) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997.	2

Mr. Pitt serves as an Independent Trustee of World Funds Trust for the fourteen series of that Trust; Hillman Capital Investment Trust for the one series of that Trust; and Starboard Investment Trust for the twenty-eight series of that Trust; and Chairman and Independent Trustee of Vertical Capital Investors Trust for the two series of that Trust (all registered investment companies). He previously served as an Independent Trustee of DGHM Investment Trust from 2007 to 2013 (a registered investment company).

Interested Trustee*
W. Whitfield Gardner (age 53) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer President	Since 6/96 Since 12/12	Managing Partner and Portfolio Manager of the Advisor.	2	None.

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

23

The Chesapeake Core Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Leonard M. Sorgini, CPA (age 58) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 10/13	Chief Compliance Officer and Client Accountant of the Advisor.
Robert G. Dorsey (age 58) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus and UFD.
Tina H. Bloom (age 47) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 6/11	Vice President and Director of Fund Administration of Ultimus.
Theresa M. Bridge (age 46) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 9/13	Vice President and Director of Financial Administration of Ultimus.

Additional information about members of the Board of Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

24

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. At the quarterly meeting of the Board of Trustees of the Trust that was held on September 22, 2015, the Trustees unanimously approved the continuance of the Advisory Agreement for an additional annual term. In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.	Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; its efforts to negotiate arrangements with other service providers for the benefit of shareholders; and its efforts to promote and market the Fund and grow the Fund’s assets. The Trustees also evaluated the Advisor’s personnel, including their education and experience. The Trustees noted

25

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

that the principal executive officer and president of the Trust is an employee of the Advisor and serves the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of comparable funds with similar objectives managed by other investment advisors and aggregated peer group data (e.g., Morningstar peer group data). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies. The Trustees noted that the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund generally outperformed the average returns for funds with less than $50 million in assets within its peer category for the one-year and three-year periods ended June 30, 2015 while its longer-term performance generally underperformed its peer category. After reviewing the short-term and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset level of the Fund; (iii) the overall expenses of the Fund; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures. The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

26

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

The Trustees then compared the fees and expenses of the Fund (including the advisory fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors. It was noted that a comparison of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor suggested that the services rendered to the two types of clients were sufficiently different. The Trustees noted that the advisory fee of the Fund in comparison to the advisory fees of its identified comparable funds was higher than some funds but lower than or equal to others, although the Fund’s overall net expense ratio was generally higher than its peers. Following the review of the foregoing comparisons, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

4.	Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the advisory fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time. The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees. Following further consideration of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.	Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The

27

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund. The Board concluded that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.	Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. The Board concluded that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

28

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The Chesapeake Core Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
The Chesapeake Core Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:
1-800-430-3863

World Wide Web @:
www.chesapeakefunds.com

The Chesapeake Growth Fund Annual Report October 31, 2015
Investment Advisor Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 www.chesapeakefunds.com	Administrator Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Growth Fund Management Discussion of Fund Performance	December 18, 2015

Market Environment: The fiscal year ended 2015 was a challenging year for U.S. equity markets, yielding modest results amidst a return of volatility. The overhang of a looming Fed interest rate decision, a decline in commodity prices, specifically oil, and emerging market weakness led by a China correction weighed on markets throughout the year.

U.S. equity investors enjoyed gains in the early part of the year, with the S&P 500 Index hitting an all-time high in May. However, oil prices declined sharply beginning in July, negatively affecting energy sector companies and ushering in volatility in the broader market that also spilled over into the high yield corporate bond market. Sluggish global growth and ample cash on corporate balance sheets combined to fuel an ongoing wave of consolidation with U.S. targeted M&A reaching a half-year record high of $1.03 trillion in the first half of 2015.

Outlook: We remain concerned about emerging market contraction and potential fears of a global recession. With that being said, we remain focused on the fundamentals of U.S. companies and are constructive on our outlook for domestic markets. With a more settled path from the Fed on a gradual rate rise, and continued firming in the employment market, we expect positive, albeit modest growth. A strong dollar will prove to be somewhat of a headwind, but a manageable one given the resiliency of U.S. market fundamentals.

Apart from the fertile M&A landscape, we feel companies that continue to reshape the technology, mobile communications, retail, and advertising landscapes in new and interesting ways, while building sustainable competitive advantages in large and growing end-markets, are best prepared to compete in this ever-changing environment. We continue to believe that a portfolio of compelling companies and “industry disruptors” presents the best chance for outperformance in any season or market environment.

Portfolio Review: The total returns for the Institutional Shares and the Investor Shares of The Chesapeake Growth Fund (the “Fund”) for the fiscal year ended October 31, 2015 were +7.51% (CHESX) and +7.36% (CHEAX), respectively, versus 5.20% for the S&P 500 Total Return Index.

The following table breaks out the holdings of the Fund by economic sector and compares 2014 and 2015 fiscal year-end holdings to those of the Fund’s benchmark, the S&P 500 Total Return Index (the “S&P 500”).

Economic Sector	S&P 500 10/31/2014	Fund 10/31/2014	S&P 500 10/31/2015	Fund 10/31/2015
Consumer Discretionary	12%	20%	13%	27%
Consumer Staples	9%	5%	10%	4%
Energy	9%	6%	7%	4%
Financials	17%	14%	16%	13%
Health Care	14%	12%	15%	8%
Industrials	10%	4%	10%	7%
Information Technology	19%	30%	21%	28%
Materials	3%	3%	3%	1%
Telecommunication Services	3%	0%	2%	0%
Utilities	3%	0%	3%	0%

The most significant sector shifts in the Fund during the fiscal year included a decrease in Health Care, Energy, and Financials, and an increase in Consumer Discretionary and Industrials.

During the Fund’s fiscal year, Consumer Discretionary and Information Technology provided the largest positive contributions to overall returns. Financials and Industrials provided the least positive contribution to the fiscal year, and the Energy sector was the only detractor.

The Fund’s most significant contributors to gains this fiscal year were Amazon.com, Inc. (consumer discretionary), Humana, Inc. (health care), Facebook, Inc. (information technology), Alphabet, Inc. (formerly Google; information technology), and salesforce.com, inc. (information technology).

The principal detractors were LendingClub Corp. (financials), Pioneer Natural Resources Co. (energy), FireEye, Inc. (information technology), Gilead Sciences, Inc. (health care), and GoPro, Inc. (consumer discretionary).

Sincerely,

W. Whitfield Gardner

The performance information quoted above represents past performance and past performance does not guarantee future results. The return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee reductions and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

The Chesapeake Growth Fund

Comparison of the Change in Value of a $250,000 Investment in The Chesapeake

Growth Fund - Institutional Shares(a), the S&P 500® Total Return Index*, the

Russell 3000® Growth Index* and the Russell 2000® Growth Index*
(Unaudited)

Average Annual Total Returns(b) (for periods ended October 31, 2015)
	1 Year	5 Years	10 Years
The Chesapeake Growth Fund - Institutional Shares	7.51%	12.17%	7.51%
The Chesapeake Growth Fund - Investor Shares	7.36%	11.73%	7.20%
S&P 500® Total Return Index	5.20%	14.33%	7.85%
Russell 3000® Growth Index	8.72%	15.16%	9.06%
Russell 3000® Growth Index	3.52%	13.56%	8.67%

*

The S&P 500® Total Return Index and the Russell Indices are market capitalization weighted indices that are widely used as barometers of U.S. stock market performance. All of the indices provide investors with a price-plus gross cash dividend return of the companies represented in the index. All of the indices shown are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)

The line graph above represents performance of Institutional Shares only, which will vary from the performance of Investor Shares based on the difference in fees paid by shareholders in the different classes.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the graph and chart above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Chesapeake Growth Fund

The Chesapeake Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2015 (Unaudited)

Top Ten Equity Holdings
October 31, 2015 (Unaudited)

Security Description	% of Net Assets
Humana, Inc.	4.7%
Amazon.com, Inc.	4.3%
Facebook, Inc. - Class A	4.2%
Alphabet, Inc. - Class C	4.2%
salesforce.com, inc.	4.0%
Apple, Inc.	3.7%
Bank of America Corp.	3.4%
Citigroup, Inc.	3.2%
MasterCard, Inc. - Class A	3.2%
Costco Wholesale Corp.	2.7%

The Chesapeake Growth Fund Schedule of Investments October 31, 2015

Common Stocks — 91.2%	Shares	Value
Consumer Discretionary — 26.9%
Automobiles — 0.7%
Tesla Motors, Inc. *	378	$78,220

Diversified Consumer Services — 0.3%
2U, Inc. *	1,945	40,806

Hotels, Restaurants & Leisure — 1.0%
Shake Shack, Inc. - Class A *	450	20,507
Wingstop, Inc. *	4,200	97,146
		117,653
Internet & Catalog Retail — 5.9%
Amazon.com, Inc. *	815	510,109
Ctrip.com International, Ltd. - ADR *	485	45,090
Priceline Group, Inc. (The) *	103	149,787
		704,986
Media — 12.1%
IMAX Corp. *	4,495	172,563
Liberty Broadband Corp. - Series A *	1,011	55,160
Liberty Broadband Corp. - Series C *	1,059	56,942
Liberty Global plc - Class A *	2,900	129,108
Liberty Media Corp. - Series A *	5,339	217,618
Liberty Media Corp. - Series C *	4,403	172,378
Scripps Networks Interactive, Inc. - Class A	1,945	116,856
Time Warner, Inc.	3,360	253,142
Walt Disney Co. (The)	2,400	272,976
		1,446,743
Multi-line Retail — 1.6%
Nordstrom, Inc.	2,969	193,608

Specialty Retail — 4.5%
Restoration Hardware Holdings, Inc. *	2,623	270,405
TJX Cos., Inc. (The)	3,638	266,265
		536,670
Textiles, Apparel & Luxury Goods — 0.8%
lululemon athletica, inc. *	1,885	92,685

Consumer Staples — 4.1%
Food & Staples Retailing — 4.1%
Costco Wholesale Corp.	2,050	324,146

The Chesapeake Growth Fund Schedule of Investments (Continued)

Common Stocks — 91.2% (Continued)	Shares	Value
Consumer Staples — 4.1% (Continued)
Food & Staples Retailing — 4.1% (Continued)
PriceSmart, Inc.	1,905	$163,792
		487,938
Energy — 4.1%
Oil, Gas & Consumable Fuels — 4.1%
EOG Resources, Inc.	3,292	282,618
Pioneer Natural Resources Co.	1,525	209,139
		491,757
Financials — 12.5%
Banks — 6.6%
Bank of America Corp.	24,235	406,663
Citigroup, Inc.	7,269	386,493
		793,156
Capital Markets — 1.2%
Goldman Sachs Group, Inc. (The)	765	143,438

Diversified Financial Services — 3.2%
MasterCard, Inc. - Class A	3,880	384,081

Real Estate Investment Trusts (REITs) — 1.5%
Crown Castle International Corp.	2,030	173,484

Health Care — 7.8%
Biotechnology — 1.3%
Vertex Pharmaceuticals, Inc. *	1,290	160,915

Health Care Providers & Services — 4.7%
Humana, Inc.	3,107	555,003

Health Care Technology — 0.7%
athenahealth, Inc. *	520	79,274

Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co.	2,010	132,559

Industrials — 7.1%
Aerospace & Defense — 2.1%
Boeing Co. (The)	1,670	247,277

Industrial Conglomerates — 1.8%
General Electric Co.	7,392	213,777

The Chesapeake Growth Fund Schedule of Investments (Continued)

Common Stocks — 91.2% (Continued)	Shares	Value
Industrials — 7.1% (Continued)
Machinery — 1.9%
Middleby Corp. (The) *	1,973	$230,722

Road & Rail — 1.3%
Old Dominion Freight Line, Inc. *	2,415	149,585

Information Technology — 27.8%
Electronic Equipment, Instruments & Components — 1.1%
Fitbit, Inc. - Class A *	3,150	127,701

Internet Software & Services — 13.0%
Alibaba Group Holdings Ltd. - ADR *	1,490	124,907
Alphabet, Inc. - Class C *	705	501,121
CoStar Group, Inc. *	440	89,351
Facebook, Inc. - Class A *	4,940	503,732
PayPal Holdings, Inc. *	6,495	233,885
Youku Tudou, Inc. - ADR *	4,225	102,836
		1,555,832
Semiconductors & Semiconductor Equipment — 3.9%
ARM Holdings plc - ADR	3,375	160,076
Mellanox Technologies Ltd. *	6,352	299,243
		459,319
Software — 6.1%
FireEye, Inc. *	3,107	81,248
salesforce.com, inc. *	6,195	481,413
Splunk, Inc. *	3,005	168,761
		731,422
Technology Hardware, Storage & Peripherals — 3.7%
Apple, Inc.	3,676	439,282

Materials — 0.9%
Chemicals — 0.9%
Ashland, Inc.	995	109,171

Total Common Stocks (Cost $8,122,466)		$10,877,064

The Chesapeake Growth Fund Schedule of Investments (Continued)

Money Market Funds — 9.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (a)	567,677	$567,677
Fidelity Institutional Money Market Portfolio - Class I, 0.12% (a)	567,677	567,677
Total Money Market Funds (Cost $1,135,354)		$1,135,354

Total Investments at Value — 100.7% (Cost $9,257,820)		$12,012,418

Liabilities in Excess of Other Assets — (0.7%)		(79,874)

Total Net Assets — 100.0%		$11,932,544

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of October 31, 2015.

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statement of Assets and Liabilities October 31, 2015

ASSETS
Investments in securities:
At acquisition cost	$9,257,820
At value (Note 2)	$12,012,418
Dividends receivable	1,037
Receivable for investment securities sold	33,417
Other assets	5,429
TOTAL ASSETS	12,052,301

LIABILITIES
Payable for investment securities purchased	84,177
Payable to Advisor (Note 5)	7,321
Payable to administrator (Note 5)	4,750
Accrued Trustees' fees (Note 4)	3,333
Accrued compliance service fees (Note 5)	1,725
Accrued distribution and service plan fees, Investor shares (Note 5)	431
Other accrued expenses	18,020
TOTAL LIABILITIES	119,757

NET ASSETS	$11,932,544

Net assets consist of:
Paid-in capital	$7,832,435
Accumulated net investment loss	(139,947)
Accumulated net realized gains from security transactions	1,485,458
Net unrealized appreciation on investments	2,754,598
NET ASSETS	$11,932,544

PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares	$9,735,711
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	504,907
Net asset value, offering price and redemption price per share (Note 2)	$19.28

PRICING OF INVESTOR SHARES
Net assets applicable to Investor shares	$2,196,833
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	127,866
Net asset value, offering price and redemption price per share (Note 2)	$17.18

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statement of Operations For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends	$94,748
Foreign withholding taxes on dividends	(71)
TOTAL INVESTMENT INCOME	94,677

EXPENSES
Investment advisory fees (Note 5)	118,001
Administration fees (Note 5)	55,500
Professional fees	31,779
Compliance service fees (Note 5)	20,817
Registration and filing fees	17,003
Trustees' fees (Note 4)	14,800
Custodian and bank service fees	7,207
Postage and supplies	5,942
Insurance expense	2,957
Reports to shareholders	2,478
Distribution and service plan fees, Investor shares (Note 5)	2,176
Shareholder account maintenance fees, Institutional shares	778
Shareholder account maintenance fees, Investor shares	93
Other expenses	8,123
TOTAL EXPENSES	287,654
Fee reductions by Advisor (Note 5)	(26,200)
NET EXPENSES	261,454

NET INVESTMENT LOSS	(166,777)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,560,444
Net change in unrealized appreciation/(depreciation) on investments	(546,296)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,014,148

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$847,371

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statements of Changes in Net Assets

	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS
Net investment loss	$(166,777)	$(159,007)
Net realized gains from security transactions	1,560,444	1,632,058
Net change in unrealized appreciation/(depreciation) on investments	(546,296)	(187,193)
Net increase in net assets resulting from operations	847,371	1,285,858

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments, Institutional shares	(1,179,896)	(852,436)
From net realized gains on investments, Investor shares	(303,729)	(247,394)
Decrease in net assets from distributions to shareholders	(1,483,625)	(1,099,830)

FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
Proceeds from shares sold	23,687	1,215,251
Net asset value of shares issued in reinvestment of distributions	1,149,094	825,373
Payments for shares redeemed	(798,888)	(407,373)
Net increase in net assets from Institutional shares capital share transactions	373,893	1,633,251

INVESTOR SHARES
Proceeds from shares sold	25,000	30,572
Net asset value of shares issued in reinvestment of distributions	294,102	238,936
Payments for shares redeemed	(295,038)	(157,312)
Net increase in net assets from Investor shares capital share transactions	24,064	112,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	(238,297)	1,931,475

NET ASSETS
Beginning of year	12,170,841	10,239,366
End of year	$11,932,544	$12,170,841

ACCUMULATED NET INVESTMENT LOSS	$(139,947)	$(120,171)

See accompanying notes to financial statements.

The Chesapeake Growth Fund Statements of Changes in Net Assets (Continued)

	Year Ended October 31, 2015	Year Ended October 31, 2014
SUMMARY OF CAPITAL SHARE ACTIVITY INSTITUTIONAL SHARES
Shares sold	1,283	62,366
Shares issued in reinvestment of distributions to shareholders	63,981	44,567
Shares redeemed	(43,918)	(20,892)
Net increase in shares outstanding	21,346	86,041
Shares outstanding, beginning of year	483,561	397,520
Shares outstanding, end of year	504,907	483,561

INVESTOR SHARES
Shares sold	1,548	1,785
Shares issued in reinvestment of distributions to shareholders	18,370	14,239
Shares redeemed	(17,796)	(8,903)
Net increase in shares outstanding	2,122	7,121
Shares outstanding, beginning of year	125,744	118,623
Shares outstanding, end of year	127,866	125,744

See accompanying notes to financial statements.

The Chesapeake Growth Fund – Institutional Shares Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.37	$20.23	$14.96	$13.53	$13.76

Income (loss) from investment operations:
Net investment loss	(0.26)	(0.22)	(0.22)	(0.17)	(0.13)
Net realized and unrealized gains (losses) on investments	1.61	2.50	5.49	1.60	(0.10)
Total from investment operations	1.35	2.28	5.27	1.43	(0.23)

Less distributions:
From net realized gains on investments	(2.44)	(2.14)	—	—	—

Net asset value at end of year	$19.28	$20.37	$20.23	$14.96	$13.53

Total return (a)	7.51%	12.35%	35.23%	10.57%	(1.67%)

Net assets at end of year (000's)	$9,736	$9,853	$8,040	$8,643	$9,329

Ratio of total expenses to average net assets (b)	2.37%	2.47%	2.86%	2.58%	2.27%

Ratio of net expenses to average net assets (Note 5)	2.20%	2.03%	1.86%	1.58%	1.25%

Ratio of net investment loss to average net assets	(1.40%)	(1.36%)	(1.12%)	(1.08%)	(0.89%)

Portfolio turnover rate	83%	64%	54%	60%	64%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement, if any.

See accompanying notes to financial statements.

The Chesapeake Growth Fund – Investor Shares Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$18.44	$18.54	$13.79	$12.54	$12.82

Income (loss) from investment operations:
Net investment loss	(0.24)	(0.26)	(0.29)	(0.25)	(0.20)
Net realized and unrealized gains (losses) on investments	1.42	2.30	5.04	1.50	(0.08)
Total from investment operations	1.18	2.04	4.75	1.25	(0.28)

Less distributions:
From net realized gains on investments	(2.44)	(2.14)	—	—	—

Net asset value at end of year	$17.18	$18.44	$18.54	$13.79	$12.54

Total return (a)	7.36%	12.17%	34.45%	9.97%	(2.18%)

Net assets at end of year (000's)	$2,197	$2,318	$2,200	$2,016	$2,668

Ratio of total expenses to average net assets (b)	2.76%	2.93%	3.40%	3.14%	2.80%

Ratio of net expenses to average net assets (Note 5)	2.29%	2.28%	2.40%	2.14%	1.79%

Ratio of net investment loss to average net assets	(1.49%)	(1.61%)	(1.66%)	(1.64%)	(1.42%)

Portfolio turnover rate	83%	64%	54%	60%	64%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement, if any.

See accompanying notes to financial statements.

The Chesapeake Growth Fund Notes to Financial Statements October 31, 2015

1. Organization

The Chesapeake Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940. Other series of the Trust are not incorporated in this report. The Fund commenced operations on April 6, 1994.

The Fund’s two classes of shares, Institutional shares and Investor shares, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional shares are sold without any sales loads or distribution fees and require a $250,000 initial investment, whereas Investor shares are sold without any sales loads, but are subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor shares and require a $2,500 initial investment.

The investment objective of the Fund is to seek capital appreciation.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

The following is a list of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Board of Trustees of the Trust (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$10,877,064	$—	$—	$10,877,064
Money Market Funds	1,135,354	—	—	1,135,354
Total	$12,012,418	$—	$—	$12,012,418

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2015, the Fund did not have any transfers into and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of shares is equal to the net asset value per share.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

Security transactions and investment income – Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Fund during the years ended October 31, 2015 and 2014 was long-term capital gains.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses of the Fund which are not attributable to a specific class are generally allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of October 31, 2015:

Cost of portfolio investments	$9,323,419
Gross unrealized appreciation	$2,980,059
Gross unrealized depreciation	(291,060)
Net unrealized appreciation	2,688,999
Qualified late year ordinary losses	(139,947)
Undistributed long-term gains	1,551,057
Accumulated earnings	$4,100,109

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Net qualified late year losses, incurred after December 31, 2014 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended October 31, 2015, the Fund intends to defer $139,947 of late year ordinary losses to November 1, 2015 for federal tax purposes.

For the year ended October 31, 2015, the Fund reclassified $147,001 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2012 through October 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During year ended October 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $9,243,766 and $10,841,734, respectively.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

4. Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, and certain officers are affiliated with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund. In addition, the Fund pays each such non-interested Trustee $600 for attendance at each Board meeting, either in person or by telephone, plus reimbursement of travel and other expenses incurred in attending meetings.

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to an Expense Limitation Agreement, the Advisor has contractually agreed to reduce its investment advisory fees and to reimburse other Fund expenses, if necessary, until February 29, 2016, so that the total annual operating expenses of the Fund, including but not limited to investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) expenditures which are capitalized in accordance with GAAP, (v) extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, and (viii) shareholder account maintenance fees), incurred by the Fund during the term of the Agreement are limited to 2.19% of average daily net assets. Accordingly, during the year ended October 31, 2015, the Advisor reduced its investment advisory fees by $26,200.

Pursuant to the Expense Limitation Agreement, the Advisor may be entitled to recoupment of any fee reductions and other expenses assumed and paid by the Advisor during any of the three previous years, less any reimbursements previously paid pursuant to such Agreement, provided the Fund’s overall expenses do not exceed 2.19% of average daily net assets. This limitation also excludes the effect of expense offset and directed brokerage arrangements, as well as expenses of investments in other investment companies. During the year ended October 31, 2015, the Advisor did not recoup from

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

the Fund any previous investment advisory fee reductions or expense reimbursements. As of October 31, 2015, the amount of fee reductions and expense reimbursements available for recoupment by the Advisor totaled $177,285.

As of October 31, 2015, the Advisor may recoup these fee reductions and expense reimbursements no later than the dates as stated below:

October 31, 2016	$97,086
October 31, 2017	53,999
October 31, 2018	26,200
$177,285

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust. The Fund bears a proportionate share of this fee based on an allocation approved by the Board.

OTHER SERVICE PROVIDERS

Pursuant to servicing agreements between the Trust and Ultimus, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. The Fund pays Ultimus fees in accordance with the agreements for its services. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AND SERVICE FEES

The Trust has adopted a distribution plan for Investor shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which Investor shares may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets allocable to Investor shares. During the year ended October 31, 2015, Investor shares incurred $2,176 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD receives compensation from the Trust for such services, of which the Investor shares of the Fund pay their proportionate share pursuant to the Rule 12b-1 Plan discussed above.

The Chesapeake Growth Fund Notes to Financial Statements (Continued)

6. Contingencies and Commitments

The Trust indemnifies its officers and Trustees for certain liabilities that might arise from their performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Trust, with respect to the Fund, under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or companies within the sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of October 31, 2015, the Fund had 26.9% and 27.8% of the value of its net assets invested in stocks within the Consumer Discretionary and Information Technology sectors, respectively.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Chesapeake Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gardner Lewis Investment Trust
and the Shareholders of Chesapeake Growth Fund

We have audited the accompanying statement of assets and liabilities of Chesapeake Growth Fund (the “Fund”), a series of shares of beneficial interest in Gardner Lewis Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chesapeake Growth Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 28, 2015

The Chesapeake Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable to your class) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2015) and held until the end of the period (October 31, 2015).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Chesapeake Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Institutional shares

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,032.10	$11.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.12	$11.17

*

Expenses are equal to Institutional shares’ annualized expense ratio of 2.20% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investor shares

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,031.80	$11.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.66	$11.62

*

Expenses are equal to Investor shares’ annualized expense ratio of 2.29% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Chesapeake Growth Fund Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended October 31, 2015. During the year ended October 31, 2015, the Fund paid a long-term capital gain distribution of $1,483,625. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%. As required by federal regulations, complete information was computed and reported in conjunction with your 2014 Form 1099-DIV.

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 82) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2

Mr. Brinson serves as an Independent Trustee of the following: Hillman Capital Management Investment Trust for the one series of that trust; and Centaur Mutual Funds Trust (formerly Tilson Investment Trust) for the one series of that Trust (all registered investment companies). He previously served as an Independent Trustee of Brown Capital Management Funds from 1990 to 2014, Starboard Investment Trust from 2009 to 2014 and DGHM Investment Trust from 2007 to 2013 (each a registered investment company).

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Theo H. Pitt, Jr. (age 79) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997.	2

Mr. Pitt serves as an Independent Trustee of World Funds Trust for the fourteen series of that Trust; Hillman Capital Investment Trust for the one series of that Trust; and Starboard Investment Trust for the twenty-eight series of that Trust; and Chairman and Independent Trustee of Vertical Capital Investors Trust for the two series of that Trust (all registered investment companies). He previously served as an Independent Trustee of DGHM Investment Trust from 2007 to 2013 (a registered investment company).

Interested Trustee*
W. Whitfield Gardner (age 53) 285 Wilmington- West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer President	Since 6/96 Since 12/12	Managing Partner and Portfolio Manager of the Advisor.	2	None

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

The Chesapeake Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Leonard M. Sorgini, CPA (age 58) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 10/13	Chief Compliance Officer and Client Accountant of the Advisor.
Robert G. Dorsey (age 58) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus and UFD.
Tina H. Bloom (age 47) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 6/11	Vice President and Director of Fund Administration of Ultimus.
Theresa M. Bridge (age 46) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 9/13	Vice President and Director of Financial Administration of Ultimus.

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. At the quarterly meeting of the Board of Trustees of the Trust that was held on September 22, 2015, the Trustees unanimously approved the continuance of the Advisory Agreement for an additional annual term. In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.	Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; its efforts to negotiate arrangements with other service providers for the benefit of shareholders; and its efforts to promote and market the Fund and grow the Fund’s assets. The Trustees also evaluated the Advisor’s personnel, including their education and experience. The Trustees noted

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

that the principal executive officer and president of the Trust is an employee of the Advisor and serves the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of comparable funds with similar objectives managed by other investment advisors and aggregated peer group data (e.g., Morningstar peer group data). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies. The Trustees noted that the Fund outperformed the average returns for funds with less than $50 million in assets within its peer category for the one-year, three-year and ten-year periods ended June 30, 2015. After reviewing the short-term and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset level of the Fund; (iii) the overall expenses of the Fund; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures. The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the advisory fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors. It was noted that a comparison

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor suggested that the services rendered to the two types of clients were sufficiently different. The Trustees noted that the advisory fee of the Fund in comparison to the advisory fees of its identified comparable funds was higher than some funds but lower than or equal to others and that the Fund’s overall net expense ratio was generally higher than its peers. Following the foregoing comparisons, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

4.	Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the advisory fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. The Trustees also noted that the Fund’s shareholders would likely experience benefits from expense limitation arrangements that are in place between the Advisor and the Fund. The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time. The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees. Following further consideration of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.	Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the

The Chesapeake Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund. The Board concluded that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.	Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. The Board concluded that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

The Chesapeake Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:
1-800-430-3863

World Wide Web @:
www.chesapeakefunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant believes that the registrant’s current audit committee has sufficient knowledge and experience to meet its obligations as an audit committee of the registrant, but the registrant’s board of trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,500 and $27,500 with respect to the registrant’s fiscal years ended October 31, 2015 and 2014, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $5,000 with respect to the registrant’s fiscal years ended October 31, 2015 and 2014, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2015 and 2014, aggregate non-audit fees of $5,000 and $5,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gardner Lewis Investment Trust

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	December 30, 2015

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer (Principal Financial Officer)

Date	December 30, 2015

*	Print the name and title of each signing officer under his or her signature.